Exhibit 10.2

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”), dated as of July 13, 2011, by and among GENERAL MARITIME CORPORATION, a Marshall Islands corporation (the “Parent”), GENERAL MARITIME SUBSIDIARY CORPORATION (“GMSC”), ARLINGTON TANKERS LTD. (“Arlington”), GENERAL MARITIME SUBSIDIARY II CORPORATION, a Marshall Islands corporation (the “Borrower”), the Lenders party from time to time to the Credit Agreement referred to below (the “Lenders”) and NORDEA BANK FINLAND PLC, NEW YORK BRANCH (“Nordea”), as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent.  Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

W I T N E S S E T H :

WHEREAS, the Parent, GMSC, Arlington, the Borrower, the Lenders and the Administrative Agent are parties to the Amended and Restated Credit Agreement, dated as of May 6, 2011 (as amended, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”); and

WHEREAS, subject to the terms and conditions of this First Amendment, the parties hereto wish to amend certain provisions of the Credit Agreement as herein provided;

NOW, THEREFORE, it is agreed:

I.           Amendments to Credit Agreement.

1.           Section 1 of the Credit Agreement is hereby amended by adding the following new definitions in correct alphabetical order:

“First Amendment” shall mean the First Amendment to this Agreement, dated as of July 13, 2011.

“First Amendment Effective Date” shall have the meaning provided in the First Amendment.

2.   Section 8.01(k) of the Credit Agreement is hereby amended by inserting the following text immediately preceding the period (“.”) at the end of said Section:

“; provided that after the First Amendment Effective Date to and including March 30, 2012, the Parent will deliver the Cash Flow Projections referenced above to the Administrative Agent bi-weekly.”

3.           Section 9.08 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“9.08           Minimum Cash Balance.  The Parent will not permit the sum of (x) the Unrestricted Cash and Cash Equivalents held by the Parent and its Subsidiaries and (y)

the lesser of (i) the sum of available unutilized Revolving Commitments and the available unutilized commitments under the $550M Credit Agreement and (ii) $25,000,000 to be less than: (i) $50,000,000 at any time prior to the First Amendment Effective Date, (ii) $35,000,000 at any time from the First Amendment Effective Date to and including December 31, 2011, (iii) $40,000,000 at any time from January 1, 2012 to and including March 31, 2012 and (iv) $50,000,000 at any time from and after April 1, 2012; provided that, in addition to the covenant set forth above for any date, in the event that a Non-Recourse Default has occurred and is continuing, the Non-Recourse Subsidiary that is subject to such Non-Recourse Default shall also be deemed not to be a Subsidiary for the purpose hereof.”

II.           Miscellaneous Provisions.

1.           In order to induce the Lenders to enter into this First Amendment, the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the First Amendment Effective Date (as defined below) before and after giving effect to this First Amendment and (ii) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the First Amendment Effective Date both before and after giving effect to this First Amendment, with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

2.           This First Amendment is limited precisely as written and shall not be deemed to (i) be a waiver of or a consent to the modification of or deviation from any other term or condition of the Credit Agreement or the other Credit Documents or any of the other instruments or agreements referred to therein, or (ii) prejudice any right or rights which any of the Lenders or the Administrative Agent now have or may have in the future under or in connection with the Credit Agreement, the Credit Documents or any of the other instruments or agreements referred to therein.

3.           This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

4.           THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

5.           This First Amendment shall become effective on the date (the “First Amendment Effective Date”) when (i) the Borrower, GMSC, Arlington, the Parent and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036; Attention: May Yip-Daniels (facsimile number: 212-354-8113 / email: myip@whitecase.com), (ii) the Borrower shall have paid a non-refundable cash fee of $15,000 (the “Fee”) to each Lender party hereto, which fee shall be earned by each such Lender on the First Amendment Effective Date and made payable to the Administrative Agent for distribution to such Lenders; provided, however, that any Lender that is a party to the $550M Amendment (as defined below) and has received a fee in connection therewith shall not be entitled to receive the Fee hereunder, (iii) the Borrower shall have paid to the Administrative Agent all outstanding fees and expenses in connection with the First Amendment (including, without limitation, the fees and expenses of White & Case LLP) and (iv) an amendment to (x) the $550M Credit Agreement (the “$550M Amendment”) and (y) the Junior Credit Agreement, in each case in substantially the form (which form shall be reasonably satisfactory to the Administrative Agent) attached hereto as Exhibit A and Exhibit B, respectively, shall have become effective in accordance with its terms and the Administrative Agent shall have received a copy thereof.

6.           The Required Lenders hereby direct the Administrative Agent to consent, and the Administrative Agent hereby consents, to the amendment to the Junior Credit Agreement in substantially the form attached hereto as Exhibit B.

7.           From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby on the First Amendment Effective Date.

*        *        *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this First Amendment as of the date first above written.

GENERAL MARITIME CORPORATION

By: /s/ Jeffrey D. Pribor
Name: Jeffrey D. Pribor
Title: Executive Vice President and Chief Financial Officer

GENERAL MARITIME SUBSIDIARY CORPORATION

By: /s/ John C. Georgiopouos
Name: John C. Georgiopoulos
Title: Treasurer

GENERAL MARITIME SUBSIDIARY II CORPORATION

By:/s/ John C. Georgiopouos
Name: John C. Georgiopoulos
Title: Treasurer

ARLINGTON TANKERS LTD.

By: /s/ Brian Kerr
Name: Brian Kerr
Title: Treasurer

NORDEA BANK FINLAND PLC, NEW YORK BRANCH,
Individually and as Administrative Agent and Collateral Agent

By: /s/ Colleen Durkin
Name: Colleen Durkin
Title: First Vice President

By: /s/ Martin Lunder
Name: Martin Lunder
Title: Senior Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY CORPORATION, GENERAL MARITIME SUBSIDIARY II CORPORATION, ARLINGTON TANKERS LTD., VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

DnB NOR Bank ASA

By:  /s/ Nikolai A. Nachamkin
       Name: Nikolai A. Nachamkin
       Title:   Senior Vice President

By: /s/ Evan Uhlick
       Name: Evan Uhlick
       Title: Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY CORPORATION, GENERAL MARITIME SUBSIDIARY II CORPORATION, ARLINGTON TANKERS LTD., VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

ITF INTERNATIONAL TRANSPORT FINANCE SUISSE AG

By: /s/ Kerstin Walther-Regazzoni
       Name: Kerstin Walter-Regazzoni
       Title:   Chief Operations Officer

By: /s/ Natalja Formuzala
       Name: Natalja Formuzala
       Title: Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY CORPORATION, GENERAL MARITIME SUBSIDIARY II CORPORATION, ARLINGTON TANKERS LTD., VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

NIBC Bank N.V.

By: /s/ Renee de Haes
       Name: Renee de Haes
       Title:   Legal

By: /s/ Robbert Jan Souge
       Name: Robbert Jan Souge
       Title: Director Shipping

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY CORPORATION, GENERAL MARITIME SUBSIDIARY II CORPORATION, ARLINGTON TANKERS LTD., VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

SKANDINAVISKA ENSKILDA BANKEN AB (PUBL)

By: /s/ Scott Lewallen
       Name: Scott Lewallen
       Title:   Head of Shipping Finance

By: /s/ Malcolm Stonehouse
       Name: Malcom Stonehouse
       Title: Client Associate